Exhibit 10.g


                             MASCO CORPORATION
                          1988 STOCK OPTION PLAN

                        (Restated December 6, 1995)


Article I.  Purpose

      The purpose of the 1988 Stock Option Plan (the "Plan") is to secure for Masco Corporation (the "Company") and its stockholders the benefits inherent in stock ownership by selected key employees of and consultants to the Company and its subsidiaries and affiliated companies who in the judgment of the committee responsible for the administration of the Plan are largely responsible for the Company's growth and success. The Plan is designed to accomplish this purpose by offering such employees and consultants an opportunity to purchase shares of the Common Stock of the Company. For purposes of the Plan a "subsidiary" is any corporation in which the Company owns, directly or indirectly, stock possessing more than fifty percent of the total combined voting power of all classes of stock, and an "affiliated company" is any other corporation, at least twenty percent of the total combined voting power of all classes of stock of which is owned by the Company or by one or more other corporations in a chain of corporations, at least twenty percent of the stock of each of which is held by the Company or a subsidiary or another corporation within such chain.

Article II.  Administration

      The Plan shall be administered by a committee (the "Committee") of three or more of the Company's directors to be appointed by the Board of Directors. Members of the Committee shall be "disinterested persons" as such term is defined in Rule 16b-3(d) under the Securities Exchange Act of 1934 (the "Exchange Act") or any rule which modifies, amends or replaces Rule 16b-3(d). The Committee shall have authority, consistent with the Plan:

            (a) to determine which key employees of and consultants to the Company, its subsidiaries and affiliated companies shall be granted options;

            (b) to determine the time or times when options shall be granted and the number of shares of Common Stock subject to each option;

            (c) to determine the option price of the stock subject to each option and the method of payment of such price;

            (d) to determine the time or times when each option becomes exercisable, limitations on exercise, and the duration of the exercise period;









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            (e)  to prescribe the form or forms of the instruments evidencing options granted under the Plan and of any other instruments required under the Plan, and to change such forms from time to time;

            (f) to designate options granted to key employees of the Company or its subsidiaries under the Plan as "incentive stock options" ("ISOs"), as such terms are defined in the Internal Revenue Code of 1986;

            (g) to adopt, amend and rescind rules and regulations for the administration of the Plan and options and for its own acts and proceedings; and

            (h) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

      All decisions, determinations and interpretations of the Committee shall be conclusive and binding on all parties concerned.

Article III.  Participants

      Key employees of and consultants to the Company, its subsidiaries and affiliated companies, including officers of the Company (who may also be directors, but excluding members of the Committee, any person who serves only as a director of the Company and any consultant to the Company or any of its subsidiaries or affiliated companies who is also a director of the Company or who is not rendering services pursuant to a written agreement with the corporation in question), as may be selected from time to time by the Committee in its discretion, are eligible to receive options under the Plan. The grant of an option to an employee or consultant shall not entitle such individual to other grants or options, nor shall such grant disqualify such individual from further participation.

Article IV.  Limitations

      No options shall be granted under the Plan after December 31, 1998, but options theretofore granted may extend beyond that date. Subject to adjustment as provided in Article IX, the number of shares of Common Stock of the Company which may be issued under the Plan shall not exceed 8,000,000; provided, however, that such number of shares shall be reduced by the number of shares of the Company's Common Stock awarded under the Company's 1988 Restricted Stock Incentive Plan (other than shares awarded under such plan which are later forfeited to the Company). To the extent that any option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable, any stock theretofore subject to such expired or terminated option shall thereafter be available for further grants under the Plan. If an option granted under the Plan shall be accepted for surrender pursuant to Article VIII, any stock subject to such option shall not thereafter be available for further grants.







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      Notwithstanding any provision to the contrary in the Plan, no option may be designated an ISO unless all of the following conditions are satisfied:

            (a) Such option must be granted on or prior to April 1, 1998, and such option by its terms must not be exercisable after the expiration of ten years from the date such option is granted;

            (b) Either (i) the employee to whom such option is granted does not, determined at the time such option is granted, own capital stock representing more than ten percent of the voting power of all classes of stock of the Company, its parent or any of its subsidiaries, or (ii) the option price is at least 110 percent of the fair market value, determined at the time such option is granted, of the stock subject to such option and such option by its terms is not exercisable more than five years from the date it is granted; and

            (c) The aggregate fair market value of the Common Stock subject to such option plus the aggregate fair market value of Common Stock subject to ISOs previously or concurrently granted to the same employee exercisable in the same calendar year (all determined at the respective dates of grant of such options) must not exceed $100,000.

Article V.  Stock to be Issued

      The stock as to which options may be granted is the Company's Common Stock, $1 par value. Such stock may be authorized but unissued shares or shares of Common Stock reacquired by the Company, including but not limited to shares purchased on the open market. The Board of Directors and the officers of the Company shall take any appropriate action required for such issuance.

Article VI.  Terms and Conditions of Options

      All options granted under the Plan shall be subject to the following terms and conditions (except as otherwise provided in Article VII) and to such other terms and conditions as the Committee shall deem appropriate.


      (a) Option Price. Each option shall have such per share option price as the Committee may determine, but not less than the fair market value of Common Stock of the Company on the date the option is granted.

      (b) Term of Options. The term of an option shall not exceed eleven years from the date of grant. The date of grant shall be the date on which the option is awarded by the Committee.

      (c)  Exercise of Options.










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            (i)  Each option shall be made exercisable not less than six months from the date of grant and at such time or times, whether or not in installments, as the Committee shall prescribe at the time the option is granted."

            (ii) A person electing to exercise an option shall give written notice to the Company, as may be specified by the Committee, of exercise of the option and the number of shares of stock elected for exercise, such notice to be accompanied by such instruments or documents as may be required by the Committee, and shall tender the purchase price of the stock elected for exercise unless otherwise directed by the Committee.

            (iii) (A) Notwithstanding any of the provisions of this Plan or instruments evidencing options granted hereunder, in the case of a Change in Control of the Company, each option then outstanding shall immediately become exercisable in full. A Change in Control shall occur if any of the events described below in subparagraphs (1), (2) or (3) shall have occurred, unless the holder of any such option shall have consented to the application of subparagraph (3) in lieu of subparagraphs (1) and (2):

                 (1) any "person" or "group of persons" as such terms are used in Sections 13(d) and 14(d) of the Exchange Act other than pursuant to a transaction or agreement previously approved by the Board of Directors directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) or has the right to acquire such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time, or subject to any condition) of voting securities representing 25% or more of the combined voting power of all outstanding voting securities of the Company;

                 (2) during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof; or

                 (3) during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors (other than Excluded Directors, as hereinafter defined), whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as





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            directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. For purposes hereof, "Excluded Directors" are directors whose election by the Board or approval by the Board for stockholder election occurred within one year of any "person" or "group of persons", as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commencing a tender offer for, or becoming the beneficial owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power.

            (B)(1) In the event that subsequent to a Change in Control it is determined that any payment or distribution by the Company to or for the benefit of a participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, other than any payment pursuant to this subparagraph (B) (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then such participant shall be entitled to receive from the Company, within 15 days following the determination described in (2) below, an additional payment ("Excise Tax Adjustment Payment") in an amount such that after payment by such participant of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Excise Tax Adjustment Payment, such participant retains an amount of the Excise Tax Adjustment Payment equal to the Excise Tax imposed upon the Payments.

            (2) All determinations required to be made under this Article VI(c)(iii)(B), including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by Coopers & Lybrand L.L.P., or such other national accounting firm as the Company, or, subsequent to a Change in Control, the Company and the participant jointly, may designate, for purposes of the Excise Tax, which shall provide detailed supporting calculations to the Company and the affected participant within 15 business days of the date of the applicable Payment. Except as hereinafter provided, any determination by Coopers & Lybrand L.L.P., or such other national accounting firm, shall be binding upon the Company and the participant. As a result of the uncertainty in the application of Section 4999 of the Code that may exist at the time of the initial determination hereunder, it is possible that (x) certain Excise Tax Adjustment Payments will not have been made by the Company which should have been made (an "Underpayment"), or







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      (y) certain Excise Tax Adjustment Payments will have been made which should not have been made (an "Overpayment"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for the benefit of the affected participant. In the event that the participant discovers that an Overpayment shall have occurred, the amount thereof shall be promptly repaid to the Company.

            (3) This Article VI(c)(iii)(B) shall not apply to any option that was granted to an executive officer of the Company, as determined under the Exchange Act.

      (d) Payment for Issuance of Stock. At the time of exercise of any option granted pursuant to the Plan, payment in full shall be made for all stock then being purchased either in cash or, at the discretion of the Committee, in whole or in part in Common Stock of the Company valued at its then fair market value. Notwithstanding the foregoing, the Committee may in its discretion permit the issuance of stock upon such other plan of payment as it deems reasonable, provided that the then unpaid portion of the purchase price shall be evidenced by a promissory note at such rate of interest and upon such other terms and conditions as the Committee shall deem appropriate. In all cases where stock is issued for less than present full payment of the purchase price, there shall be placed upon the certificate or certificates representing such stock a legend setting forth the amount paid at issuance, and the amount remaining unpaid thereon, and stating that the stock is subject to call for the remainder and may not be transferred by the holder until the balance due thereon shall be fully paid.

      The Committee, in its discretion and in accordance with its procedures, may permit a participant to satisfy, in whole or in part, the income tax withholding obligations in connection with the exercise of a non-qualified stock option by having shares withheld from the shares to be issued upon the exercise of the option or by delivering shares of Common Stock of the Company having a fair market value equal to the amount needed to satisfy such obligations.

      (e) Conditions to Issuance. The Company shall not be obligated to issue any stock unless and until:

            (i) if the Company's outstanding Common Stock is at the time listed upon any stock exchange, the shares of stock to be issued have been listed, or authorized to be added to the list upon official notice of issuance, upon such exchange, and

            (ii) in the opinion of the Company's counsel there has been compliance with applicable law in connection with the issuance and delivery of stock and such issuance shall have been approved by the Company's counsel.








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Without limiting the generality of the foregoing, the Company may require from the participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 as then in effect and may require that the participant agree that any sale of the stock will be made only in such manner as shall be in accordance with law and that the participant will notify the Company of any intent to make any disposition of the stock whether by sale, gift or otherwise. The participant shall take any action reasonably requested by the Company in such connection. A participant shall have the rights of a stockholder only as and when shares of stock have been actually issued to the participant pursuant to the Plan.

      (f) Nontransferability of Options. No options may be transferred by the participant other than by designation of beneficiary as provided in subsection (j) of this Article, or by will or the laws of descent and distribution, and during the participant's lifetime the option may be exercised only by the participant.

      (g) Consideration for Option. Each person receiving an option must agree to remain as an employee or consultant upon the terms of employment or the consulting arrangement then existing (unless different terms are mutually agreed upon) for at least ninety days from the date the option is granted.

      (h) Termination of Employment. If the employment of or consulting arrangement with a participant terminates for any reason (including termination by reason of the fact that any corporation is no longer a subsidiary or affiliated company) other than the participant's death or permanent and total disability or, in the case of an employee, retirement on or after normal retirement date, unless discharged for misconduct which in the opinion of the Committee casts such discredit on the participant as to justify termination of the option, the participant may thereafter exercise the option as provided below. If such termination is voluntary on the part of the par-ticipant, the option may be exercised only within ten days after the day of termination. If such termination is involuntary on the part of the participant, the option may be exercised within three months after the day of termination. Except as expressly provided in the Plan or the option, whether the termination of employment or consulting arrangement is voluntary or involuntary, options may be exercised only if such options were exercisable at the date of such termination, and an option may not be exercised at a time when the option would not have been exercisable had the employment or consulting arrangement continued. Notwithstanding the preceding three sen-tences, the Committee may extend the time within which or alter the terms and conditions on which the participant may exercise an option after the termi-nation of employment or the consulting arrangement, and if the period within which an option may be exercised has been extended, the Committee may terminate the unexercised portion of the option if it shall determine that the participant has engaged in any activity detrimental to the Company's interests. For purposes of this Article VI(h), a participant's employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year unless otherwise approved by the Com-





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mittee), (ii) in the case of a transfer of employment or the consulting ar-
rangement among the Company, its subsidiaries and affiliated companies, or
(iii) by virtue of a change of status from employee to consultant or from consultant to employee.

      (i) Retirement; Disability. If prior to the expiration date of an option the employee shall retire on or after normal retirement date or if the employment or consulting relationship is terminated by reason of permanent and total disability, such option may be exercised to the extent exercisable on the date of retirement or such termination, provided such option shall be exercised within three months of the date of retirement or such termination. Notwithstanding the foregoing, in its discretion the Committee may extend the time within which or alter the terms and conditions on which an option held by a retired or disabled option holder may be exercised, and if the period within which an option may be exercised has been extended, the Committee may terminate the unexercised portion of the option if it shall determine that the participant has engaged in any activity detrimental to the Company's interests.

      (j) Death. If a participant dies at a time when entitled to exercise an option, then at any time or times within one year after death (or such further period as the Committee may allow) such option may be exercised, as to all or any of the shares which the participant was entitled to purchase im-mediately prior to death (or such additional shares covered by the option as the Committee may allow), by the person or persons designated in writing by the participant in such form of beneficiary designation as may be approved by the Company, or failing designation by the participant's personal representa-tive, executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution. The Company may decline to deliver shares to a designated beneficiary until it receives indemnity against claims of third parties satisfactory to the Company. Except as so exercised such option shall expire at the end of such period.

Article VII.  Replacement Options

      The Committee may grant options under the Plan on terms and conditions differing from those provided for in Article VI where such options are granted in substitution for options held by employees of or consultants to other entities who concurrently become employees of or consultants to the Company or a subsidiary or an affiliated company as the result of a merger, consolidation or other reorganization of such other entity with the Company or a subsidiary or an affiliated company, or the acquisition by the Company or a subsidiary or an affiliated company of the business, property or stock of such other entity. The Committee may direct that the replacement options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.










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Article VIII.  Surrender of Options

      The Committee may, in its discretion and upon such terms and conditions as it deems appropriate, accept the surrender by a participant of a presently exercisable right to purchase stock granted under an option and authorize payment by the Company in consideration therefor of an amount equal to the difference obtained by subtracting the option price of the stock from its fair market value on the date of such surrender, such payment to be in cash or shares of the Common Stock of the Company valued at fair market value on the date of such surrender, or partly in such stock and partly in cash, provided that the Committee determines such settlement is consistent with the purpose of the Plan.

Article IX.  Changes in Stock

      The Board of Directors is authorized to make such adjustments, if any, as it shall deem appropriate in the number and kind of shares which may be granted under the Plan, the number and kind of shares which are subject to options then outstanding and the purchase price of shares subject to such outstanding options, in the event of any change in capital or shares of capital stock, any special distribution to stockholders or any extraordinary transaction (including a merger, consolidation or dissolution) to which the Company is a party. The determination of the Board of Directors as to such matters shall be conclusive and binding on all persons.

Article X.  Employment Rights

      The adoption of the Plan, the grant of options hereunder and the participation by a participant in the Plan do not confer upon any employee of or consultant to the Company or subsidiary or an affiliated company any right to continue the employment or consulting relationship with the Company or a subsidiary or an affiliated company, as the case may be, nor does it in any way impair the right of the Company or a subsidiary or an affiliated company to terminate the employment of any of its employees or the consulting arrangement with any of its consultants at any time, with or without cause, unless a written employment or consulting agreement provides otherwise.

 Article XI.  Amendments

      The Board of Directors may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that except to the extent permitted under Article IX, without the approval of the stockholders of the Company no amendment shall increase the maximum number of shares of stock available under the Plan, alter the class of persons eligible to receive options under the Plan, or without the consent of the participant void or diminish options previously granted, nor increase or accelerate the conditions required for the exercise of the same, except that nothing herein shall limit the Company's right






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under Article VI(d) to call stock, issued for deferred payment which is evi-
denced by a promissory note, where the participant is in default of the obligations of such note.



















































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